UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number  811-22442
                                                     -----------

                    First Trust High Income Long/Short Fund
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
   --------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
   --------------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                      Date of fiscal year end:  October 31
                                               ------------

                   Date of reporting period:  October 31, 2011
                                             ------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review,
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A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not
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("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


FIRST TRUST

                                                                 FIRST TRUST
                                                                 HIGH INCOME
                                                             LONG/SHORT FUND



                                                             ANNUAL REPORT
                                                           FOR THE YEAR ENDED
                                                            OCTOBER 31, 2011

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                                OCTOBER 31, 2011

Shareholder Letter ..........................................................  1
At A Glance..................................................................  2
Portfolio Commentary ........................................................  3
Portfolio of Investments ....................................................  6
Schedule of Forward Foreign Currency Contracts............................... 15
Statement of Assets and Liabilities.......................................... 16
Statement of Operations...................................................... 17
Statements of Changes in Net Assets.......................................... 18
Statement of Cash Flows...................................................... 19
Financial Highlights......................................................... 20
Notes to Financial Statements................................................ 21
Report of Independent Registered Public Accounting Firm...................... 29
Additional Information....................................................... 30
Board of Trustees and Officers............................................... 32
Privacy Policy............................................................... 34


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                        ANNUAL LETTER FROM THE PRESIDENT
                                OCTOBER 31, 2011

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust High Income Long/Short Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 20th year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period, a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust High Income Long/Short Fund

FIRST TRUST HIGH INCOME LONG/SHORT FUND
"AT A GLANCE"
OCTOBER 31, 2011 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on NYSE                                                       FSD
Common Share Price                                                $16.63
Common Share Net Asset Value ("NAV")                              $17.82
Premium (Discount) to NAV                                        (6.68)%
Net Assets Applicable to Common Shares                      $642,414,290
Current Monthly Distribution per Common Share (1)                $0.1335
Current Annualized Distribution per Common Share                 $1.6020
Current Distribution Rate on Closing Common Share Price (2)        9.63%
Current Distribution Rate on NAV (2)                               8.99%
------------------------------------------------------------------------


------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------
                Common Share Price        NAV
10/10           $20.01                    $19.57
                 20.06                     19.81
                 19.64                     19.72
                 19.23                     19.52
11/10            19.10                     19.34
                 19.10                     19.22
                 18.64                     19.34
                 18.16                     19.35
                 18.60                     19.46
12/10            18.16                     19.43
                 18.79                     19.72
                 18.86                     19.86
                 19.03                     19.90
1/11             18.96                     19.99
                 19.10                     20.09
                 19.39                     20.18
                 19.45                     20.25
2/11             18.89                     20.13
                 18.97                     20.04
                 18.70                     19.94
                 18.66                     19.79
3/11             18.87                     19.94
                 18.89                     19.90
                 18.91                     20.08
                 18.92                     20.03
                 19.11                     20.06
4/11             19.14                     20.12
                 19.10                     19.99
                 19.29                     20.04
                 19.02                     20.03
5/11             19.22                     19.88
                 18.90                     19.65
                 18.61                     19.43
                 18.59                     19.24
6/11             18.35                     19.16
                 18.85                     19.32
                 18.56                     19.41
                 18.46                     19.28
                 18.80                     19.38
7/11             17.92                     19.24
                 16.92                     18.50
                 16.46                     17.66
                 16.21                     17.61
8/11             16.21                     17.43
                 16.37                     17.59
                 15.99                     17.38
                 15.93                     17.32
                 15.49                     16.86
9/11             16.02                     16.53
                 14.65                     16.22
                 15.70                     16.80
                 16.10                     17.20
                 16.48                     17.89
10/11            16.63                     17.82


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                              Average Annual
                                                               Total Return
                                         1 Year Ended      Inception (9/27/2010)
                                          10/31/2011           to 10/31/2011
FUND PERFORMANCE (3)
NAV                                         -1.27%                 1.06%
Market Value                                -9.89%                -9.05%
INDEX PERFORMANCE
Bank of America Merrill Lynch U.S. High
  Yield Master II Constrained Index          4.82%                 7.13%
--------------------------------------------------------------------------------


---------------------------------------------------------
                                           % OF LONG-TERM
INDUSTRY CLASSIFICATION                      INVESTMENTS
---------------------------------------------------------
Services                                        19.8%
Basic Industry                                  11.9
Energy                                          10.1
Banking                                          9.2
Financial Services                               7.6
Capital Goods                                    7.1
Insurance                                        6.6
Automotive                                       5.8
Telecommunications                               4.6
Technology & Electronics                         4.1
Utility                                          3.5
Healthcare                                       2.7
Media                                            2.6
Asset-Backed Securities                          2.0
Consumer Cyclical                                0.9
Mortgage-Backed Securities                       0.6
Real Estate                                      0.5
Consumer Non-Cyclical                            0.4
------------------------------------------------------
                                 Total         100.0%
                                              ========

---------------------------------------------------------
                                           % OF LONG-TERM
ASSET CLASSIFICATION                         INVESTMENTS
---------------------------------------------------------
Corporate Bonds and Notes                       76.6%
Foreign Corporate Bonds and Notes               15.8
Senior Floating-Rate Loan Interests              3.4
Asset-Backed Securities                          2.0
Common Stocks                                    1.3
Collateralized Mortgage Obligations              0.6
Warrants                                         0.3
------------------------------------------------------
                                 Total         100.0%
                                              ========


---------------------------------------------------------
                                              % OF LONG
                                            FIXED-INCOME
CREDIT QUALITY (4)                           INVESTMENTS
---------------------------------------------------------
BBB- and above                                  16.6%
BB                                              37.0
B                                               39.0
CCC and below                                    7.0
NR                                               0.4
------------------------------------------------------
                                 Total         100.0%
                                              ========


---------------------------------------------------------
                                             % OF TOTAL
COUNTRY EXPOSURE                             INVESTMENTS
---------------------------------------------------------
United States                                   84.3%
United Kingdom                                   4.1
Netherlands                                      2.6
Canada                                           2.2
Germany                                          1.4
Luxembourg                                       1.4
Australia                                        0.8
Brazil                                           0.7
Liberia                                          0.7
Ireland                                          0.5
Bermuda                                          0.4
Finland                                          0.4
Cayman Islands                                   0.3
France                                           0.2
------------------------------------------------------
                                 Total         100.0%
                                              ========


(1) Most recent distribution paid or declared through 10/31/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND - FSD
                                OCTOBER 31, 2011

                                  SUB-ADVISOR

MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund (the "Fund"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of October 31, 2011, MacKay Shields had approximately $56.4 billion in assets under management.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
The First Trust High Income Long/Short Fund commenced trading on September 30, 2010. The Fund's primary investment objective is to provide current income. As a secondary objective, the Fund seeks capital appreciation. The Fund is designed to give investors a portfolio for varying market cycles and economic conditions. In an expanding economy, the strategy of buying U.S. and foreign (including emerging markets) high-yield corporate securities that are rated below investment-grade is designed to generate monthly income and capital appreciation (total return over the long term). However, if the market takes a downturn, the "short" strategy of having sold borrowed securities that the Global Fixed Income investment team ("Investment Team") of MacKay Shields believes could decline in price, may help lessen the impact of a significant net asset value decline.

                           PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD
SENIOR MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER, GLOBAL FIXED INCOME DIVISION Mr. Roberts has 35 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields when the firm acquired the fixed income assets of Pareto Partners.

LOUIS N. COHEN, CFA
MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION
Mr. Cohen has 34 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

MICHAEL KIMBLE, CFA
MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION
Mr. Kimble has 28 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

TAYLOR WAGENSEIL
MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION
Mr. Wagenseil has 33 years of investment experience. During his career, Mr. Wagenseil has served as a specialist in troubled loan workouts and recoveries. He headed a High Yield Commercial Paper Research department and has been a managing director of a Financial Restructuring Group. He was a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and an MBA (finance) from the Harvard Business School. Mr. Wagenseil joined MacKay Shields in October 2004 after the firm acquired the fixed income assets of Pareto Partners.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

MARKET RECAP
This report covers the First Trust High Income Long/Short Fund (the "Fund") for the twelve-month period ended October 31, 2011.

Most risk assets were up over the last twelve months, but much of the gains were in the first half of the period. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index gained 4.82%; the S&P 500 Index rose 8.09%; the small cap Russell 2000 Index gained 6.71%; and the MSCI EAFE Index declined by 3.64%. The performance of risk assets reversed as the European Sovereign crisis became a larger focus in the last six months, which saw Treasuries gain as they benefited significantly from a flight to quality. The 10-year U.S. Treasury gained 7.79% as the yield declined 50 basis points (bps).

During the past year, the road to a global economic recovery was quite rocky with several significant events threatening to slow the economy's growth. The year 2010 closed with positive tones in the market, but the challenges began at the opening of 2011 with the overthrow of Tunisia's government in January. This led to the end of the Mubarak regime in Egypt and prompted unrest and conflict in many states in Northern Africa and the Middle East, including Libya. This unrest and the Libyan civil war caused oil prices to spike to over $100 per barrel for the first time since October 2008, despite the fact that the oil output from Libya is relatively insubstantial. The challenges continued in March with a devastating earthquake and tsunami in Japan. Although the earthquake and tsunami are not expected to have long-term effects on the world economy, their effects on growth in the first and second quarters were significant. In addition to the direct loss to world GDP, Japan's place in the global manufacturing supply chain produced disruptions that reduced growth around the world, particularly in China. Compounding these issues was an escalating Greek debt crisis, which moved to the forefront of global investors' attention in June. These global worries increased dramatically into July, August and September with continuing concerns contaminating other European sovereigns. Perhaps most disappointing in the midst of all the volatility, U.S. GDP for the second quarter was announced at a low 1.3%, while the first quarter was revised downward to an anemic 0.4%. In August and September, despite positive news from most corporations, there was a major sell-off in risk assets and a flight to quality. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index lost 6.33% in the third quarter, the third worst quarterly decline on record. With the exception of "safe haven" sovereigns and gold, virtually all financial assets were down, many spectacularly so, amid growing global fears that the Euro crisis was worsening and leading to another banking crisis, perhaps even the break-up of the Euro, and fears that the U.S. was headed into a recession.

Thankfully, markets rallied in October following indications that a European debt deal was underway. In the first week of October, announcements from Germany and France indicated that euro zone leaders finally understood the severity of the situation and would soon have a comprehensive solution. Bank stress tests were rerun envisioning haircuts on sovereign debt, and minimum capital levels were raised to 9%. A plan to lever the European Financial Stability Facility ("EFSF") was also proposed and China initially indicated support. Against this backdrop, U.S. economic statistics continued to improve. Although the problems in Europe had not been resolved, by the end of the month a framework had been established. This framework involves support for European banks, a reduction on Greek debt that is being engineered to avoid a default, and leveraging the EFSF to support stressed sovereigns.

The real question now is, when will it end? Most economic data around the world still point to economic growth. There are even preliminary signs that U.S. growth is moderately accelerating with U.S. statistics continuing to improve. When we combine the economic statistics with monetary policy, there is cause for optimism. Typically a recession is precipitated by central banks tightening credit conditions. The severity of the ensuing recession is determined by the degree of speculative debt accumulated prior to tightened credit conditions. Although history may not repeat itself, as far as the United States is concerned, all recessions since World War II have been preceded by Federal Reserve tightening. The Federal Reserve is currently not tightening and, we believe, won't tighten for quite some time. In our opinion, this is the most important factor underpinning U.S. growth at the moment and is behind the recent relative resiliency of the U.S. economy and its financial markets. When we look around the world, all developed country central banks have relatively accommodative monetary policy, and most emerging market central banks have stopped tightening credit. In fact many, such as Brazil, are in the process of reversing recent policy in order to become more accommodative. These factors weigh heavily in favor of continued economic growth around the world. We are optimistic that the debt issues in Europe will eventually be resolved and the global recovery will be back on track. In addition to broader U.S. economic statistics that are generally positive, corporate profitability in the U.S. continues to be robust. Third quarter earnings for those S&P 500 companies that reported are up 18.4% on average. This statistic mirrors what we observe among high-yield issuers. At a recent large high-yield conference, it was difficult to find an issuer whose revenue and earnings had not substantially improved in the third quarter. This is in stark contrast with much of the recent headlines and market sentiment.

During the last twelve months, B-rated and BB-rated bonds outperformed CCC-rated bonds due to the flight to quality. Within the high-yield asset class, the issuer base continues to be in excellent financial health. Default rates of under 2% are well below their long-term average of over 4%. New issuance was strong until June, but drastically declined due to the fact that most corporate

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

issuers have already refinanced their debt and extended maturities, increasing yields and concerns about the European debt crisis. As we have noted before, we believe that a slow growth environment is more than adequate to support the high-yield market. With current spreads over 700 basis points, we believe the market represents attractive value.

PERFORMANCE ANALYSIS
The Fund underperformed its benchmark for the for the twelve-month period ending October 30, 2011, with a net asset value ("NAV") return1 of -1.27% compared with the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, which returned 4.82%. For the period, the Fund traded from a premium to NAV of 2.25% to a discount to NAV of 6.68%, resulting in a market value total return1 of -9.89%. FSD's short position in Treasuries negatively impacted performance during the last twelve months due to the rally in Treasuries. The largest group of laggards in the Fund were European financials and companies with European exposure notably AIG, ABN-Amro, Citigroup, Deutsche Post Finance, and HT1 Funding. In addition, the gaming company Harrah's was down substantially because it has been publicly identified as a large holding of the $30 billion hedge fund run by John Paulson. His accounts are generally down over 30% this year and there is a thought in the market that he may be forced to liquidate positions. It is also not lost on many short sellers that lower prices on his holdings might make this view a self-fulfilling prophecy.

The Fund's best performing holdings during the period included energy-related companies such as Linn Energy, Chesapeake Energy, Markwest Energy Partners and Helix, as well as other issuers including Clear Channel Communications and CIT. The 5-year credit default swaps ("CDS") protection purchased for Italy, Austria and France also contributed positively to performance as concerns about European sovereigns resulted in increased value for the Fund's CDS protection.

MARKET AND FUND OUTLOOK
The next move in risk assets depends almost entirely on the resolution of the Euro crisis. Given the market pressure on European banks and sovereigns and its impact on credit creation, we believe that Europe must act soon. We know that it is within Europe's power, primarily through the European Central Bank ("ECB"), to end the immediate crisis. Already the ECB is incrementally backing into the solution. As of October 31st, it had directly purchased EUR 174 billion of peripheral debt and extended EUR 596 billion of financing to the banking system. We find it hard to believe that the ECB will back away. Ironically, however, the fact that the ECB won't clearly state that it will unequivocally support the system means that it ultimately will have to buy more debt. In the end, we believe the ECB will do so, and that Europe will at least reach a medium-term solution. Once this uncertainty is over, we believe that markets should focus on the fact that the U.S. is not double-dipping into recession and that aggregate demand in China is not collapsing. Against this back-drop, we believe that high-yield spreads over 700 basis points will look increasingly attractive. Therefore, we intend to maintain a portfolio beta above the market.


-----------------------------
1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a)
OCTOBER 31, 2011

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - 96.9%

               AUTOMOTIVE - 3.6%
$   2,376,000  Ford Motor Co. (b)..............................................    9.22%     09/15/21    $   2,839,320
      553,000  Ford Motor Co. .................................................    8.90%     01/15/32          696,780
    3,000,000  Ford Motor Co. (b)..............................................    7.75%     06/15/43        3,075,000
    2,480,000  Ford Motor Co. .................................................    9.98%     02/15/47        3,174,400
   21,000,000  General Motors Unsecured Claim Trust Units (c)..................     N/A         N/A            260,400
    3,876,000  Goodyear Tire & Rubber (The) Co. (b)............................   10.50%     05/15/16        4,321,740
    3,500,000  Navistar International Corp. ...................................    8.25%     11/01/21        3,823,750
    4,552,000  Pinafore, Inc., LLC (d).........................................    9.25%     10/01/18        4,984,440
                                                                                                         -------------
                                                                                                            23,175,830
                                                                                                         -------------

               BANKING - 5.1%
   12,000,000  Ally Financial, Inc. ...........................................    7.50%     09/15/20       12,165,000
    8,727,000  BAC Capital Trust XIV (b) (e)...................................    5.63%     09/29/49        5,367,105
    6,500,000  Capital One Capital III (b).....................................    7.69%     08/15/36        6,475,625
    6,000,000  Deutsche Postbank Funding Trust IV (EUR) (e) (f)................    5.98%     06/29/49        5,105,853
    4,000,000  Fifth Third Capital Trust IV (b) (e)............................    6.50%     04/15/37        3,930,000
                                                                                                         -------------
                                                                                                            33,043,583
                                                                                                         -------------

               BASIC INDUSTRY - 10.1%
    4,200,000  Alpha Natural Resources, Inc. (b)...............................    6.00%     06/01/19        4,189,500
      687,000  Alpha Natural Resources, Inc. ..................................    6.25%     06/01/21          681,848
    1,255,000  Arch Coal, Inc. (d).............................................    7.00%     06/15/19        1,305,200
      408,000  Arch Coal, Inc. ................................................    7.25%     10/01/20          425,340
    9,000,000  Associated Materials LLC .......................................    9.13%     11/01/17        8,235,000
    3,500,000  Boise Cascade LLC (b)...........................................    7.13%     10/15/14        3,438,750
    3,635,000  Boise Paper Holdings LLC/Boise Finance Co. (b)..................    9.00%     11/01/17        3,907,625
    1,357,000  Century Aluminum Co. (b)........................................    8.00%     05/15/14        1,380,747
    4,000,000  Cloud Peak Energy Resources Corp., LLC (b)......................    8.25%     12/15/17        4,300,000
    6,500,000  Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC .......    8.88%     02/01/18        6,451,250
    8,655,000  Huntsman International LLC .....................................    8.63%     03/15/21        8,936,287
    3,500,000  Lyondell Chemical Co. ..........................................   11.00%     05/01/18        3,915,625
    5,000,000  Momentive Performance Materials, Inc. ..........................    9.00%     01/15/21        4,250,000
    4,000,000  Polypore International, Inc. (b)................................    7.50%     11/15/17        4,100,000
    3,500,000  Texas Industries, Inc. .........................................    9.25%     08/15/20        3,202,500
    4,000,000  USG Corp. ......................................................    6.30%     11/15/16        3,110,000
    3,500,000  Vertellus Specialties, Inc. (d).................................    9.38%     10/01/15        3,193,750
                                                                                                         -------------
                                                                                                            65,023,422
                                                                                                         -------------

               CAPITAL GOODS - 8.4%
    1,900,000  Alliant Techsystems, Inc. (b)...................................    6.75%     04/01/16        1,957,000
    3,400,000  Alliant Techsystems, Inc. (b)...................................    6.88%     09/15/20        3,510,500
    6,390,000  American Railcar Industries, Inc. (b)...........................    7.50%     03/01/14        6,453,900
    3,850,000  BE Aerospace, Inc. (b)..........................................    6.88%     10/01/20        4,167,625
    3,500,000  Ducommun, Inc. (d)..............................................    9.75%     07/15/18        3,622,500


Page 6                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)

               CAPITAL GOODS - (CONTINUED)
$   5,000,000  Manitowoc (The), Inc., Co. (b)..................................    8.50%     11/01/20    $   5,225,000
    1,860,000  Mueller Water Products, Inc. ...................................    7.38%     06/01/17        1,646,100
    7,500,000  Reynolds Group Issuer, Inc., LLC (d)............................    9.00%     05/15/18        7,293,750
      485,000  Reynolds Group Issuer, Inc., LLC (d)............................    9.88%     08/15/19          487,425
    7,500,000  Terex Corp. (b).................................................    8.00%     11/15/17        7,406,250
    6,500,000  Transdigm, Inc. (b).............................................    7.75%     12/15/18        7,085,000
    4,650,000  Triumph Group, Inc. (b).........................................    8.63%     07/15/18        5,138,250
                                                                                                         -------------
                                                                                                            53,993,300
                                                                                                         -------------

               CONSUMER CYCLICAL - 1.2%
    3,250,000  ACCO Brands Corp. ..............................................   10.63%     03/15/15        3,599,375
    3,500,000  Phillips-Van Heusen Corp. (b)...................................    7.38%     05/15/20        3,815,000
                                                                                                         -------------
                                                                                                             7,414,375
                                                                                                         -------------

               CONSUMER NON-CYCLICAL - 0.5%
    3,170,000  Libbey Glass, Inc. (b)..........................................   10.00%     02/15/15        3,391,900
                                                                                                         -------------

               ENERGY - 9.0%
    3,974,000  Berry Petroleum Co. (b).........................................    6.75%     11/01/20        4,018,707
    6,500,000  Chesapeake Energy Corp. (b).....................................    9.50%     02/15/15        7,475,000
    3,250,000  Denbury Resources, Inc. (b).....................................    8.25%     02/15/20        3,607,500
      425,000  Ferrellgas Finance Corp., L.P. .................................    9.13%     10/01/17          452,625
    3,000,000  Ferrellgas Finance Corp., L.P. .................................    6.50%     05/01/21        2,700,000
      800,000  Frontier Oil Corp. .............................................    6.88%     11/15/18          820,000
    2,850,000  Geokinetics Holdings USA, Inc. (b)..............................    9.75%     12/15/14        2,123,250
    4,625,000  Helix Energy Solutions Group, Inc. (d)..........................    9.50%     01/15/16        4,879,375
    4,000,000  Hornbeck Offshore Services, Inc. ...............................    8.00%     09/01/17        4,060,000
    7,500,000  Linn Energy LLC/Linn Energy Finance Corp. (b)...................    8.63%     04/15/20        8,306,250
    3,500,000  Markwest Energy Partners L.P./Markwest Energy Finance Corp. (b).    8.75%     04/15/18        3,955,000
    5,500,000  PHI, Inc. (b)...................................................    8.63%     10/15/18        5,555,000
    5,400,000  Regency Energy Partners L.P./Regency Energy Finance Corp. (b)...    9.38%     06/01/16        6,021,000
    3,425,000  Targa Resources Partners L.P./Targa Resources Partners Finance
                  Corp. (b)....................................................    7.88%     10/15/18        3,579,125
                                                                                                         -------------
                                                                                                            57,552,832
                                                                                                         -------------

               FINANCIAL SERVICES - 9.7%
   19,500,000  CIT Group, Inc. (d).............................................    7.00%     05/02/17       19,475,625
   10,500,000  GE Capital Trust IV (EUR) (e) (f)...............................    4.63%     09/15/66       12,204,234
      410,000  General Electric Capital Corp. (EUR) (e) (f)....................    5.50%     09/15/67          487,893
    7,500,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. .........    8.00%     01/15/18        7,668,750
    8,000,000  SLM Corp. (b)...................................................    8.00%     03/25/20        8,340,000
   18,000,000  Springleaf Finance Corp. (b)....................................    6.90%     12/15/17       13,815,000
                                                                                                         -------------
                                                                                                            61,991,502
                                                                                                         -------------

               HEALTHCARE - 3.4%
    5,880,000  Alere, Inc. ....................................................    9.00%     05/15/16        5,968,200


                       See Notes to Financial Statements                  Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)

               HEALTHCARE - (CONTINUED)
$   3,207,000  Bausch & Lomb, Inc. (b).........................................    9.88%     11/01/15    $   3,383,385
    5,600,000  HCA Holdings, Inc. (d)..........................................    7.75%     05/15/21        5,628,000
    3,415,000  HCA, Inc. (b)...................................................    6.50%     02/15/16        3,519,584
    3,150,000  Kinetic Concepts, Inc. (d)......................................   10.50%     11/01/18        3,193,313
                                                                                                         -------------
                                                                                                            21,692,482
                                                                                                         -------------

               INSURANCE - 7.0%
    2,450,000  American International Group, Inc. (EUR) (e) (f)................    8.00%     05/22/38        2,949,357
    1,800,000  American International Group, Inc. (EUR) (e) (f)................    4.88%     03/15/67        1,796,388
    3,050,000  American International Group, Inc. (GBP) (e) (f)................    8.63%     05/22/38        4,389,160
   10,950,000  American International Group, Inc. (GBP) (e) (f)................    5.75%     03/15/67       12,940,765
    5,000,000  CHUBB Corp. (b) (e).............................................    6.38%     03/29/67        5,050,000
   11,000,000  Glen Meadow Pass Through Trust (d) (e)..........................    6.51%     02/12/67        8,332,500
    6,500,000  Liberty Mutual Group, Inc. (d) (e)..............................    7.00%     03/15/37        5,720,000
    2,000,000  Lincoln National Corp. (b) (e)..................................    7.00%     05/17/66        1,900,000
    1,800,000  Lincoln National Corp. (e)......................................    6.05%     04/20/67        1,597,500
                                                                                                         -------------
                                                                                                            44,675,670
                                                                                                         -------------

               MEDIA - 3.2%
    6,000,000  CCH II LLC/CCH II Capital Corp. (b).............................   13.50%     11/30/16        6,945,000
    3,500,000  Cequel Communications Holdings I LLC/Cequel Capital
                 Corp. (b) (d).................................................    8.63%     11/15/17        3,675,000
    4,851,000  Clear Channel Communications, Inc. .............................    5.50%     12/15/16        2,595,285
    7,000,000  Clear Channel Worldwide Holdings, Inc. (b)......................    9.25%     12/15/17        7,595,000
                                                                                                         -------------
                                                                                                            20,810,285
                                                                                                         -------------

               SERVICES - 22.9%
    2,597,565  American Airlines Pass Through Trust 2001-01 ...................    7.38%     05/23/19        1,506,588
    5,782,739  American Airlines Pass Through Trust 2001-01 ...................    6.98%     05/23/21        3,990,090
    3,500,000  ARAMARK Corp. (b)...............................................    8.50%     02/01/15        3,648,750
    2,000,000  Ashtead Capital, Inc. (d).......................................    9.00%     08/15/16        2,090,000
    5,500,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (b)........    9.63%     03/15/18        5,775,000
    1,426,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (b)........    8.25%     01/15/19        1,429,565
    6,500,000  Beazer Homes USA, Inc. .........................................    8.13%     06/15/16        5,297,500
    6,352,362  Continental Airlines 2003-ERJ1 Pass Through Trust ..............    7.88%     07/02/18        6,225,315
    2,812,616  Continental Airlines 2005-ERJ1 Pass Through Trust ..............    9.80%     04/01/21        2,896,994
    2,233,349  Delta Air Lines 2009-1 Series B Pass Through Trust .............    9.75%     12/17/16        2,372,933
    7,000,000  Delta Air Lines, Inc. (d).......................................   12.25%     03/15/15        7,595,000
    6,786,000  Energysolutions, Inc., LLC (b)..................................   10.75%     08/15/18        6,887,790
    9,000,000  Harrah's Operating, Inc., Co. ..................................   10.00%     12/15/18        6,525,000
    8,000,000  Hertz (The) Corp. ..............................................    7.50%     10/15/18        8,380,000
    5,250,000  Iron Mountain, Inc. (b).........................................    8.38%     08/15/21        5,525,625
    3,500,000  Isle of Capri Casinos, Inc. ....................................    7.75%     03/15/19        3,412,500
    5,000,000  K Hovnanian Enterprises, Inc. ..................................   10.63%     10/15/16        4,312,500
    8,000,000  MGM Resorts International ......................................   11.13%     11/15/17        9,120,000
    3,728,365  Northwest Airlines 2001-1 Class B Pass Through Trust ...........    7.69%     04/01/17        3,691,081


Page 8                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)

               SERVICES - (CONTINUED)
$   5,500,000  Pinnacle Entertainment, Inc. (b)................................    7.50%     06/15/15    $   5,431,250
    1,780,000  Pulte Group, Inc. (b)...........................................    7.63%     10/15/17        1,722,150
    4,570,000  Pulte Group, Inc. (b)...........................................    7.88%     06/15/32        3,827,375
    5,000,000  RailAmerica, Inc. (b)...........................................    9.25%     07/01/17        5,462,500
    3,319,000  Shea Homes L.P./Shea Homes Funding Corp. (d)....................    8.63%     05/15/19        3,011,993
    5,500,000  Standard Pacific Corp. (b)......................................    8.38%     05/15/18        5,335,000
    4,269,362  UAL 2009-2B Pass Through Trust (d)..............................   12.00%     01/15/16        4,482,830
    7,000,000  United Air Lines, Inc. (d)......................................   12.00%     11/01/13        7,402,500
    5,150,000  United Rentals North America, Inc. (b)..........................    9.25%     12/15/19        5,819,500
    2,500,000  United Rentals North America, Inc. (b)..........................    8.38%     09/15/20        2,606,250
    7,230,050  US Airways 2000-3C Pass Through Trust ..........................    8.39%     03/01/22        5,928,641
    5,000,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b).............    7.88%     05/01/20        5,500,000
                                                                                                         -------------
                                                                                                           147,212,220
                                                                                                         -------------

               TECHNOLOGY & ELECTRONICS - 4.6%
    5,500,000  Alcatel-Lucent USA, Inc. (b)....................................    6.45%     03/15/29        4,867,500
    5,675,000  CommScope, Inc. (d).............................................    8.25%     01/15/19        5,618,250
    9,050,000  First Data Corp. (d)............................................    8.88%     08/15/20        9,638,250
    8,834,000  Freescale Semiconductor, Inc. (d)...............................   10.13%     03/15/18        9,739,485
                                                                                                         -------------
                                                                                                            29,863,485
                                                                                                         -------------

               TELECOMMUNICATIONS - 4.6%
    1,496,000  Eh Holding Corp. (d)............................................    7.63%     06/15/21        1,555,840
    7,000,000  Frontier Communications Corp. (b)...............................    9.00%     08/15/31        6,895,000
    3,500,000  MetroPCS Wireless, Inc. (b).....................................    7.88%     09/01/18        3,578,750
   10,000,000  Sprint Capital Corp. (b)........................................    8.75%     03/15/32        8,350,000
    6,000,000  Sprint Nextel Corp. (b).........................................    9.25%     04/15/22        6,075,000
    3,250,000  Viasat, Inc. (b)................................................    8.88%     09/15/16        3,363,750
                                                                                                         -------------
                                                                                                            29,818,340
                                                                                                         -------------

               UTILITY - 3.6%
    7,500,000  Calpine Corp. (d)...............................................    7.88%     07/31/20        8,081,250
    6,623,000  Edison Mission Energy (b).......................................    7.63%     05/15/27        4,172,490
    3,350,000  Energy Future Intermediate Holding Co., LLC/Energy Future
                  Intermediate Holding Finance, Inc. (b).......................   10.00%     12/01/20        3,534,250
    5,000,000  NRG Energy, Inc. (b)............................................    8.25%     09/01/20        5,200,000
    2,150,000  Texas Competitive Electric Holdings Co. LLC/Texas Competitive
                  Electric Holdings Finance, Inc. (d)..........................   11.50%     10/01/20        1,859,750
                                                                                                         -------------
                                                                                                            22,847,740
                                                                                                         -------------
               TOTAL CORPORATE BONDS AND NOTES .......................................................     622,506,966
               (Cost $643,689,163)                                                                       -------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

  PRINCIPAL
    VALUE
   (LOCAL)                                                                        STATED      STATED         VALUE
  CURRENCY)                              DESCRIPTION                              COUPON     MATURITY     (US DOLLARS)
-------------  ----------------------------------------------------------------   -------   ----------   -------------
FOREIGN CORPORATE BONDS AND NOTES - 20.0%

               BANKING - 6.1%
    6,500,000  ABN AMRO Bank N.V. (EUR) (e)....................................    4.31%     03/29/49    $   6,390,273
      500,000  Egg Banking PLC (GBP) (e).......................................    6.88%     12/29/21          727,843
    7,829,000  Egg Banking PLC (GBP) (e).......................................    7.50%     05/29/49       11,484,724
    5,110,000  HT1 Funding GmbH (EUR) (e)......................................    6.35%     07/29/49        4,348,485
    3,300,000  IKB Deutsche Industriebank AG (EUR) (g).........................    2.44%     05/28/13        2,922,374
      175,000  IKB Deutsche Industriebank AG (EUR) ............................    4.50%     07/09/13          156,185
    2,100,000  Mizuho Capital Investment, Ltd. (USD) (b) (d) (e)...............   14.95%     12/29/49        2,576,585
    7,344,000  Northern Rock Asset Management PLC (GBP) .......................    9.38%     10/17/21        9,269,596
      868,000  Societe Generale (GBP) (e)......................................    5.75%     03/29/49        1,207,242
                                                                                                         -------------
                                                                                                            39,083,307
                                                                                                         -------------

               BASIC INDUSTRY - 4.9%
    4,500,000  Aperam (USD) (d)................................................    7.38%     04/01/16        4,095,000
    3,451,000  Boart Longyear Management Pty., Ltd. (USD) (d)..................    7.00%     04/01/21        3,425,118
    3,135,000  FMG Resources Pty, Ltd. (USD) (d)...............................    7.00%     11/01/15        3,150,675
    1,000,000  INEOS Finance PLC (EUR) ........................................    9.25%     05/15/15        1,397,537
    4,000,000  INEOS Group Holdings PLC (EUR) .................................    7.88%     02/15/16        4,483,188
    5,000,000  Novelis, Inc. (USD) (b).........................................    8.75%     12/15/20        5,475,000
    4,200,000  Stora Enso Oyj (USD) (d)........................................    7.25%     04/15/36        3,297,000
    6,785,000  Vedanta Resources PLC (USD) (d).................................    8.25%     06/07/21        6,343,975
                                                                                                         -------------
                                                                                                            31,667,493
                                                                                                         -------------

               CAPITAL GOODS - 0.6%
    3,000,000  Ardagh Packaging Finance (EUR) .................................    9.25%     10/15/20        3,917,601
                                                                                                         -------------

               ENERGY - 2.9%
    9,400,000  CHC Helicopter S.A. (USD) (d)...................................    9.25%     10/15/20        8,507,000
    5,600,000  OGX Petroleo e Gas Participacoes S.A. (USD) (d).................    8.50%     06/01/18        5,600,000
    3,861,000  Precision Drilling Corp. (USD) .................................    6.63%     11/15/20        4,121,617
                                                                                                         -------------
                                                                                                            18,228,617
                                                                                                         -------------

               INSURANCE - 1.4%
    5,000,000  ING Groep N.V. (GBP) (e)........................................    5.14%     03/29/49        5,748,235
    3,500,000  Oil Insurance Ltd. (USD) (d) (g)................................    3.35%     12/29/49        3,324,286
                                                                                                         -------------
                                                                                                             9,072,521
                                                                                                         -------------


               SERVICES - 1.5%
    5,250,000  Hapag-Lloyd AG (USD) (d)........................................    9.75%     10/15/17        4,173,750
    5,755,000  Royal Caribbean Cruises Ltd. (USD) (b)..........................    7.50%     10/15/27        5,596,737
                                                                                                         -------------
                                                                                                             9,770,487
                                                                                                         -------------


Page 10                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

  PRINCIPAL
    VALUE
   (LOCAL)                                                                        STATED      STATED         VALUE
  CURRENCY)                              DESCRIPTION                              COUPON     MATURITY     (US DOLLARS)
-------------  ----------------------------------------------------------------   -------   ----------   -------------
FOREIGN CORPORATE BONDS AND NOTES - (CONTINUED)

               TELECOMMUNICATIONS - 1.8%
    3,000,000  En Germany Holdings B.V. (EUR) .................................   10.75%     11/15/15    $   3,819,012
    5,250,000  Intelsat Luxembourg S.A. (USD) (b)..............................   11.25%     02/04/17        5,223,750
    2,200,000  Intelsat Luxembourg S.A. (USD) (b) (h)..........................   11.50%     02/04/17        2,205,500
                                                                                                         -------------
                                                                                                            11,248,262
                                                                                                         -------------

               UTILITY - 0.8%
    5,000,000  Intergen N.V. (USD) (d).........................................    9.00%     06/30/17        5,193,750
                                                                                                         -------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES ...............................................     128,182,038
               (Cost $137,773,289)                                                                       -------------


  PRINCIPAL                                                                                   STATED
    VALUE                                DESCRIPTION                              RATE (i) MATURITY (j)      VALUE
-------------  ----------------------------------------------------------------   -------  ------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 4.3%

               AUTOMOTIVE - 2.1%
$   7,247,969  Allison Transmission, Inc.......................................    2.75%     08/07/14        7,000,328
    7,224,936  Federal Mogul Corp Term Loan B .................................    2.18%     12/27/14        6,815,520
                                                                                                         -------------
                                                                                                            13,815,848
                                                                                                         -------------

               ENERGY - 0.9%
    6,000,000  Meg Energy Term Loan ...........................................    4.00%     03/18/18        5,980,002
                                                                                                         -------------

               REAL ESTATE - 0.6%
    3,373,206  Realogy Initial Term Loan B ....................................    4.52%     10/10/16        3,139,891
      567,827  Realogy Synthetic Letter of Credit .............................    4.52%     10/10/16          528,552
                                                                                                         -------------
                                                                                                             3,668,443
                                                                                                         -------------

               SERVICES - 0.7%
    4,930,556  US Airways Term Loan (PP) ......................................    2.75%     03/23/14        4,257,535
                                                                                                         -------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS .............................................      27,721,828
               (Cost $28,324,256)                                                                        -------------


  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
ASSET-BACKED SECURITIES - 2.6%

               Ace Securities Corp.
    4,440,881     Series 2007-HE2, Class A2A (g)...............................    0.36%     12/25/36        2,544,369
               Carrington Mortgage Loan Trust
    3,315,993     Series 2006-NC4, Class A5 (g)................................    0.30%     10/25/36        2,573,761
               HSI Asset Securitization Corp. Trust
    3,015,773     Series 2007-NC1, Class A1 (g)................................    0.34%     04/25/37        2,275,391
               Keycorp Student Loan Trust
    3,569,768     Series 2000-A, Class A2 (g)..................................    0.63%     05/25/29        3,251,759


                       See Notes to Financial Statements                 Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
ASSET-BACKED SECURITIES - (CONTINUED)

               Morgan Stanley ABS Capital I
$   1,874,432     Series 2006-HE6, Class A2B (g)...............................    0.34%     09/25/36    $   1,517,221
               Securitized Asset Backed Receivables LLC Trust
   10,502,374     Series 2006-FR4, Class A2A (g)...............................    0.32%     08/25/36        2,973,217
               Soundview Home Equity Loan Trust
    1,861,079     Series 2006-EQ2, Class A2 (g)................................    0.35%     01/25/37        1,533,982
                                                                                                         -------------
               TOTAL ASSET-BACKED SECURITIES .........................................................      16,669,700
               (Cost $20,670,536)                                                                        -------------

MORTGAGE-BACKED SECURITIES - 0.8%

               COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
               Morgan Stanley Mortgage Loan Trust
    2,212,645  Series 2007-6XS, Class 2A1S (g).................................    0.35%     02/25/47        1,780,270
               Wells Fargo Mortgage Backed Securities Trust
    4,724,667  Series 2006-AR7, Class 2A4 (g)..................................    2.74%     05/25/36        3,319,223
                                                                                                         -------------
               TOTAL MORTGAGE-BACKED SECURITIES ......................................................       5,099,493
               (Cost $6,059,396)                                                                         -------------


   SHARES                                            DESCRIPTION                                             VALUE
-------------  ---------------------------------------------------------------------------------------   -------------
COMMON STOCKS - 1.6%

               AUTOMOTIVE - 1.2%
      448,000  Ford Motor Co. (k).....................................................................       5,232,640
       98,768  General Motors Co. (k).................................................................       2,553,153
                                                                                                         -------------
                                                                                                             7,785,793
                                                                                                         -------------

               BANKING - 0.4%
       75,700  Citigroup, Inc.........................................................................       2,391,363
                                                                                                         -------------
               TOTAL COMMON STOCKS ...................................................................      10,177,156
               (Cost $14,700,177)                                                                        -------------

WARRANTS - 0.3%

               AUTOMOTIVE - 0.3%
       77,608  General Motors Co. (k).................................................................       1,315,456
       77,608  General Motors Co. (k).................................................................         915,774
                                                                                                         -------------
               TOTAL WARRANTS ........................................................................       2,231,230
               (Cost $4,065,974)                                                                         -------------

SHORT-TERM INVESTMENTS - 0.7%

    4,352,237  Dreyfus Government Cash Management ....................................................       4,352,237
                                                                                                         -------------
               TOTAL SHORT-TERM INVESTMENTS ..........................................................       4,352,237
               (Cost $4,352,237)                                                                         -------------

               TOTAL INVESTMENTS - 127.2% ............................................................     816,940,648
               (Cost $859,635,028) (l)                                                                   -------------


Page 12                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

  PRINCIPAL                                                                       STATED      STATED
    VALUE                                DESCRIPTION                              COUPON     MATURITY        VALUE
-------------  ----------------------------------------------------------------   -------   ----------   -------------
U.S. GOVERNMENT BONDS SOLD SHORT - (27.7%)

$(101,800,000) United States Treasury Note Bond ...............................    1.25%     09/30/15    $(104,106,381)
  (70,000,000) United States Treasury Note Bond ...............................    2.63%     08/15/20      (73,658,620)
                                                                                                         -------------
               TOTAL U.S. GOVERNMENT BONDS SOLD SHORT ................................................    (177,765,001)
               (Cost $(167,576,688))                                                                     -------------

CORPORATE BONDS SOLD SHORT - (1.1%)

               BASIC INDUSTRY - (1.1%)
   (6,950,000) Vulcan Materials Co. ...........................................    7.50%     06/15/21       (6,855,876)
                                                                                                         -------------
               TOTAL CORPORATE BONDS SOLD SHORT ......................................................      (6,855,876)
               (Cost $(6,877,825))                                                                       -------------
               TOTAL INVESTMENTS SOLD SHORT - (28.8%) ................................................    (184,620,877)
               (Cost $(174,454,513))
               NET OTHER ASSETS AND LIABILITIES - 1.6% ...............................................      10,094,519
                                                                                                         -------------
               NET ASSETS - 100.0% ...................................................................   $ 642,414,290
                                                                                                         =============

-----------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security or a portion of this security is segregated as collateral for investments sold short.

(c) Represents non-transferable trust units established per General Motors Corp. reorganization to facilitate future distributions, if any, of General Motors stock and/or warrants for disputed unresolved claims. These units were received in exchange for the previously owned General Motors 8.375% Corporate Notes that were scheduled to mature on 7/15/33.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2011, securities noted as such amounted to $182,553,165, or 28.42% of net assets.

(e) Fixed-to-floating rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2011. At a predetermined date, the fixed rate will change to a floating rate.

(f) Security issued by a U.S. incorporated entity, that has its principal value denominated in the listed foreign currency.

(g) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2011.

(h) This security is a Payment-in-Kind ("PIK")/Toggle Note whereby interest will be paid either in cash or PIK until 2/15/13. If the interest is paid in PIK then the coupon is 100 basis points higher than the stated coupon rate.

(i) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum base LIBOR rate.

(j) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(k)   Non-income producing security.

(l) Aggregate cost for federal income tax purposes is $859,635,028. As of October 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,115,618 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $52,809,998.

N/A   Not Applicable.

Currency Abbreviations:
      EUR   Euro Dollar
      GBP   British Pound Sterling
      USD   United States Dollar


                       See Notes to Financial Statements                 Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING

                                                            CREDIT RATING
                                                            OF REFERENCE
                    BUY/SELL                                 ENTITY (m)       NOTIONAL                  PAY/RECEIVE   EXPIRATION
REFERENCE ENTITY   PROTECTION          COUNTERPARTY          (UNAUDITED)    AMOUNT (000)   FIXED RATE      DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------------
French Republic       Buy       Credit Suisse International      AAA          $14,500        0.25%       12/20/16     $1,013,961

(m)   Credit rating as issued by Standard & Poor's Ratings Group.


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE

                                                                                        LEVEL 2            LEVEL 3
                                                   TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                  VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                 10/31/2011           PRICES             INPUTS             INPUTS
                                              ----------------   ----------------   ----------------   ----------------
Corporate Bonds and Notes*..................  $    622,506,966   $             --   $    622,506,966   $             --
Foreign Corporate Bonds and Notes*..........       128,182,038                 --        128,182,038                 --
Senior Floating-Rate Loan Interests*........        27,721,828                 --         27,721,828                 --
Asset-Backed Securities.....................        16,669,700                 --         16,669,700                 --
Mortgage-Backed Securities..................         5,099,493                 --          5,099,493                 --
Common Stocks* .............................        10,177,156         10,177,156                 --                 --
Warrants* ..................................         2,231,230          2,231,230                 --                 --
Short-Term Investments......................         4,352,237          4,352,237                 --                 --
                                              ----------------   ----------------   ----------------   ----------------
Total Investments...........................       816,940,648         16,760,623        800,180,025                 --
                                              ----------------   ----------------   ----------------   ----------------
Other Financial Instruments:
Forward Foreign Currency Contracts**........            60,987                 --             60,987                 --
Credit Default Swaps***.....................         1,013,961                 --                 --          1,013,961
                                              ----------------   ----------------   ----------------   ----------------
Total ......................................  $    818,015,596   $     16,760,623   $    800,241,012   $      1,013,961
                                              ================   ================   ================   ================


                                                  LIABILITIES TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                    TOTAL             LEVEL 1           SIGNIFICANT        SIGNIFICANT
                                                  VALUE AT            QUOTED            OBSERVABLE        UNOBSERVABLE
                                                 10/31/2011           PRICES              INPUTS             INPUTS
                                              ----------------   ----------------   ----------------   ----------------
U.S. Government Bonds Sold Short............  $   (177,765,001)  $             --   $   (177,765,001)  $             --
Corporate Bonds Sold Short*.................        (6,855,876)                --         (6,855,876)                --
Forward Foreign Currency Contracts**........        (3,775,275)                --         (3,775,275)                --
                                              ----------------   ----------------   ----------------   ----------------
Total ......................................  $   (188,396,152)  $             --   $   (188,396,152)  $             --
                                              ================   ================   ================   ================


*   See the Portfolio of Investments for industry breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

*** See the Credit Default Swap Contracts Outstanding for contract detail.


Page 14                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
OCTOBER 31, 2011

                                       FORWARD FOREIGN CURRENCY CONTRACTS
                                -------------------------------------------------
                                                                      PURCHASE             SALE           UNREALIZED
SETTLEMENT                          AMOUNT           AMOUNT         VALUE AS OF        VALUE AS OF      APPRECIATION/
   DATE         COUNTERPARTY     PURCHASED (a)        SOLD        OCTOBER 31, 2011   OCTOBER 31, 2011   (DEPRECIATION)
----------    ----------------  --------------   --------------   ----------------   ----------------   --------------
 11/18/11           JPM         GBP    296,000   USD    476,859    $      475,853     $      476,859     $     (1,006)
 11/18/11           JPM         USD  2,351,985   EUR  1,656,000         2,351,985          2,290,998           60,987
 11/18/11           JPM         USD 43,807,707   EUR 33,033,000        43,807,707         45,699,612       (1,891,904)
 11/18/11           JPM         USD 41,859,142   GBP 27,209,000        41,859,142         43,741,507       (1,882,365)
                                                                                                        --------------
Net Unrealized Appreciation (Depreciation)..........................................................     $ (3,714,288)
                                                                                                        ==============

(a)   Please see page 13 for currency descriptions.

Counterparty Abbreviations:
JPM   JPMorgan Chase


                       See Notes to Financial Statements                 Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2011

ASSETS:
Investments, at value
     (Cost $859,635,028)...........................................................................     $  816,940,648
Foreign currency (Cost $12,549)....................................................................             12,657
Unrealized appreciation on forward foreign currency contracts......................................             60,987
Prepaid expenses...................................................................................             33,834
Swap contracts.....................................................................................          1,013,961
Receivables:
     Interest......................................................................................         17,223,608
     Swap contracts sold...........................................................................          1,293,751
                                                                                                        --------------
        Total Assets...............................................................................        836,579,446
                                                                                                        --------------

LIABILITIES:
Investments sold short, at value (proceeds $174,454,513)...........................................        184,620,877
Unrealized depreciation on forward foreign currency contracts......................................          3,775,275
Payables:..........................................................................................
     Investment securities purchased...............................................................          4,371,564
     Interest on investments sold short............................................................            700,197
     Investment advisory fees......................................................................            514,599
     Audit and tax fees............................................................................             54,185
     Administrative fees...........................................................................             41,159
     Printing fees.................................................................................             34,657
     Custodian fees................................................................................             27,193
     Legal fees....................................................................................             12,329
     Transfer agent fees...........................................................................              3,572
     Trustees' fees and expenses...................................................................              3,292
     Financial reporting fees......................................................................                771
Other liabilities..................................................................................              5,486
                                                                                                        --------------
        Total Liabilities..........................................................................        194,165,156
                                                                                                        --------------
NET ASSETS.........................................................................................     $  642,414,290
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  687,401,566
Par value..........................................................................................            360,561
Accumulated net investment income (loss)...........................................................          5,577,910
Accumulated net realized gain (loss) on investments, forward foreign currency contracts,
     foreign currency transactions, investments sold short, futures and swap contracts.............          5,765,181
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts,
     foreign currency translation, investment sold short and swap contracts........................        (56,690,928)
                                                                                                        --------------
NET ASSETS.........................................................................................     $  642,414,290
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        17.82
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         36,056,159
                                                                                                        ==============


Page 16                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2011

INVESTMENT INCOME:
Interest...........................................................................................     $   67,002,196
Dividends..........................................................................................            305,389
Other..............................................................................................            576,751
                                                                                                        --------------
     Total investment income.......................................................................         67,884,336
                                                                                                        --------------

EXPENSES:
Investment advisory fees...........................................................................          6,876,369
Interest expense on investments sold short.........................................................          5,498,335
Short sale fees....................................................................................            905,358
Administrative fees................................................................................            544,895
Printing fees......................................................................................            139,989
Custodian fees.....................................................................................             91,782
Legal fees.........................................................................................             86,626
Audit and tax fees.................................................................................             54,836
Trustees' fees and expenses........................................................................             32,442
Transfer agent fees................................................................................             29,031
Financial reporting fees...........................................................................              9,250
Other..............................................................................................            123,887
                                                                                                        --------------
     Total expenses................................................................................         14,392,800
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         53,491,536
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...................................................................................          1,809,600
     Forward foreign currency contracts............................................................          3,229,765
     Foreign currency transactions.................................................................             31,209
     Short sales...................................................................................          2,468,379
     Futures.......................................................................................             15,728
     Swap contracts................................................................................          1,507,447
                                                                                                        --------------
Net realized gain (loss)...........................................................................          9,062,128
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................        (57,915,055)
     Forward foreign currency contracts............................................................         (3,752,306)
     Foreign currency translation..................................................................            (66,321)
     Short positions...............................................................................        (10,071,216)
     Swap contracts................................................................................           (116,273)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation)...............................................        (71,921,171)
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................        (62,859,043)
                                                                                                        --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................     $   (9,367,507)
                                                                                                        ==============


                       See Notes to Financial Statements                 Page 17

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Year               Period
                                                                                         Ended              Ended
                                                                                      10/31/2011        10/31/2010 (a)
                                                                                    ---------------     --------------
OPERATIONS:
Net investment income (loss).....................................................   $    53,491,536     $    2,877,542
Net realized gain (loss).........................................................         9,062,128         (1,171,307)
Net change in unrealized appreciation (depreciation).............................       (71,921,171)        15,230,243
                                                                                    ---------------     --------------
Net increase (decrease) in net assets resulting from operations..................        (9,367,507)        16,936,478
                                                                                    ---------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (52,948,469)                --
Net realized gain................................................................                --                 --
Return of capital................................................................                --                 --
                                                                                    ---------------     --------------
Total distributions to shareholders..............................................       (52,948,469)                --
                                                                                    ---------------     --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold (b).............................................        42,037,630 (b)    646,635,008
Proceeds from Common Shares reinvested...........................................                --                 --
Offering costs...................................................................            88,650           (967,500)
                                                                                    ---------------     --------------
Net increase (decrease) in net assets resulting from capital transactions........        42,126,280        645,667,508
                                                                                    ---------------     --------------
Total increase (decrease) in net assets..........................................       (20,189,696)       662,603,986
NET ASSETS:
Beginning of period..............................................................       662,603,986                 --
                                                                                    ---------------     --------------
End of period....................................................................   $   642,414,290     $  662,603,986
                                                                                    ===============     ==============
Accumulated net investment income (loss) at end of period........................   $     5,577,910     $    1,706,235
                                                                                    ===============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        33,855,236                 --
Common Shares sold (b)...........................................................         2,200,923         33,855,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan........                --                 --
                                                                                    ---------------     --------------
Common Shares at end of period...................................................        36,056,159         33,855,236
                                                                                    ===============     ==============

-----------------------------
(a) Initial seed date was August 20, 2010. The Fund commenced operations on September 27, 2010.

(b) Represents shares sold from the over allotment option of the initial public offering. The shares were sold on -November 11, 2010, the trade date, at the initial offering price of $19.10, which differed from the closing common share price of $20.02 and the closing NAV per share of $19.77 on that date.


Page 18                See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................   $    (9,367,507)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:

     Purchases of investments....................................................      (526,334,644)
     Borrowed investments sold short.............................................       213,958,592
     Sales, maturities and paydowns of investments...............................       410,140,123
     Borrowed investments purchased..............................................      (142,488,918)
     Payments for open swap contracts............................................        (1,130,234)
     Net amortization/accretion of premiums/discounts on investments.............          (588,871)
     Net realized gain/loss on investments.......................................        (1,809,600)
     Net realized gain/loss on investments sold short............................        (2,468,379)
     Net change in unrealized appreciation/depreciation on forward
        foreign currency contracts...............................................         3,752,306
     Net change in unrealized appreciation/depreciation on securities sold short.        10,071,216
     Net change in unrealized appreciation/depreciation on investments...........        57,915,055
     Net change in unrealized appreciation/depreciation on swap contracts........           116,273
CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable.............................................        (1,854,504)
     Increase in swap contracts sold receivable..................................        (1,293,751)
     Decrease in dividends receivable............................................             8,251
     Increase in prepaid expenses................................................           (30,815)
     Increase in interest payable on investments sold short......................           562,967
     Decrease in investment advisory fees payable................................           (29,193)
     Increase in audit and tax fees payable......................................            15,985
     Decrease in legal fees payable..............................................           (10,171)
     Decrease in printing fees payable...........................................              (343)
     Decrease in administrative fees payable.....................................            (3,023)
     Decrease in custodian fees payable..........................................            (2,807)
     Increase in transfer agent fees payable.....................................               905
     Decrease in Trustees' fees and expenses payable.............................            (6,636)
     Increase in financial reporting fees........................................               771
     Increase in other liabilities payable.......................................             2,942
                                                                                    ---------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $    9,125,990
                                                                                                        --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds of Common Shares sold..............................................        42,037,630
     Distributions to Common Shareholders from net investment income.............       (52,948,469)
     Offering Costs..............................................................          (611,927)
                                                                                    ---------------
CASH USED BY FINANCING ACTIVITIES................................................                          (11,522,766)
                                                                                                        --------------
Decrease in cash (a).............................................................                           (2,396,776)
Cash at beginning of period......................................................                            2,409,433
                                                                                                        --------------
CASH AT END OF PERIOD............................................................                       $       12,657
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest ........................................                       $    4,935,368
                                                                                                        ==============

-----------------------------
(a) Includes net change in unrealized appreciation/depreciation on foreign currency of $(66,321).


                       See Notes to Financial Statements                 Page 19

FIRST TRUST HIGH INCOME LONG/SHORT FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                        Year            Period
                                                       Ended            Ended
                                                     10/31/2011     10/31/2010 (a)
                                                   --------------   --------------
Net asset value, beginning of period............   $        19.57   $        19.10 (b)
                                                   --------------   --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................             1.48             0.08
Net realized and unrealized gain (loss).........            (1.72)            0.42
                                                   --------------   --------------
Total from investment operations................            (0.24)            0.50
                                                   --------------   --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................            (1.47)              --
Net realized gain...............................               --               --
Return of capital...............................               --               --
                                                   --------------   --------------
Total from distributions........................            (1.47)              --
                                                   --------------   --------------
Common Shares offering costs charged to
   paid-in capital..............................               --            (0.03)
                                                   --------------   --------------
Capital charge resulting from issuance of Common
   Shares related to over allotment.............            (0.04)              --
                                                   --------------   --------------
Net asset value, end of period..................   $        17.82   $        19.57
                                                   ==============   ==============
Market value, end of period.....................   $        16.63   $        20.01
                                                   ==============   ==============
TOTAL RETURN BASED ON NET ASSET VALUE (c).......            (1.27)%           2.46%
                                                   ==============   ==============
TOTAL RETURN BASED ON MARKET VALUE (c)..........            (9.89)%           0.05%
                                                   ==============   ==============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $      642,414   $      662,604
Ratio of total expenses to average net assets...             2.09%            1.46% (d)
Ratio of net expenses to average net assets
   excluding interest expense...................             1.29%            1.33% (d)
Ratio of net investment income (loss) to average
   net assets...................................             7.78%            4.98% (d)
Portfolio turnover rate.........................               18%               0%


(a) Initial seed date was August 20, 2010. The Fund commenced operations on September 27, 2010.

(b) Beginning NAV is net of sales load of $0.90 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.


Page 20                See Notes to Financial Statements


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NOTES TO FINANCIAL STATEMENTS
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2011


                              1. FUND DESCRIPTION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

Corporate bonds, notes, U.S. Government Securities, Mortgage-backed securities ("MBS"), Asset-backed securities ("ABS") and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1) benchmark yields;

      2) reported trades;

      3) broker/dealer quotes;

      4) issuer spreads;

      5) benchmark securities;

      6) bids and offers; and

      7) reference data including market research publications.

A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Common stocks, and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2011

exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

Securities traded in the over-the-counter market are valued at their closing bid prices.

The loan assignments, participations and commitments ("Senior Loans") held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses broker quotes to value the Senior Loans.

Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

       1) the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3) the type, size and cost of a security;

       4) the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8) the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12) other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

         o  Quoted prices for similar investments in active markets.

         o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2011

         o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

         o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain
(loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the year ended October 31, 2011, the open and close notional values of forward foreign currency contracts were $2,170,040,991 and $(2,171,825,050), respectively.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. SHORT SALES:

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2011

be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

F. CREDIT DEFAULT SWAPS:

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received.

During the year ended October 31, 2011, the open and close notional values of credit default swap contracts were $91,000,000 and $(76,500,000), respectively.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary difference, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2011, primarily a result of differing book and tax treatment on realization of foreign currency gains/(losses), have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $3,328,608, a decrease in accumulated net realized gain (loss) on investments by $3,296,947 and a decrease to paid-in capital of $31,661. Net assets were not affected by this reclassification.

The tax character of distributions paid during the periods ended October 31, 2011 and October 31, 2010 was as follows:

Distributions paid from:                               2011            2010
Ordinary income.................................   $ 52,948,469    $          --
Capital gain....................................             --               --
Return of capital...............................             --               --

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2011

As of October 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.........................   $  7,599,425
Undistributed capital gains...........................          9,358
                                                         ------------
Total undistributed earnings..........................      7,608,783
Accumulated capital and other losses..................         20,020
Net unrealized appreciation (depreciation)............    (52,976,640)
                                                         ------------
Total accumulated earnings (losses)...................    (45,347,837)
Other.................................................             --
Paid-in capital.......................................    687,762,127
                                                         ------------
Net assets............................................   $642,414,290
                                                         ============

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2011, the Fund had no capital loss carryforward for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable periods ending 2010 and 2011 remain open to federal and state audit. As of October 31, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, fees for legal services pertaining to the organization of the business and audit fees relating to auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $967,500 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2010. During the fiscal year ended October 31, 2011, it was determined that the actual offering costs were less then the estimated offering costs by $88,650. Therefore, paid-in capital was increased by that amount in the current year, as reflected on the Statements of Changes in Net Assets.

K. ACCOUNTING PRONOUNCEMENTS:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective

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--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2011

for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective September 30, 2011, The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. Prior to September 30, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company), served as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided evenly among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $260,559,333 and $157,102,362, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2011

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events:

On November 21, 2011, the Fund declared a dividend of $0.1335 per share to Common Shareholders of record on December 5, 2011, payable December 9, 2011.

On December 20, 2011, the Fund declared a dividend of $0.1335 per share to Common Shareholders of record on December 30, 2011, payable January 17, 2012.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2011

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets. In addition, each Independent Trustee will be paid $1,000 by First Trust for his attendance at any organizational meeting for a new closed-end fund or other actively managed fund and $500 for any new index fund.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST HIGH INCOME LONG/SHORT FUND:

We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the "Fund"), including the portfolio of investments and schedule of forward foreign currency contracts, as of October 31, 2011, the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from September 27, 2010 (commencement of operations) through October 31, 2010. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust High Income Long/Short Fund as of October 31, 2011, the results of its operations and its cash flows for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period from September 27, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Chicago, Illinois
December 23, 2011

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2011 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2011 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2011, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust High Income Long/Short Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 33,277,112, and the number of votes against was 617,448 and the number of abstentions was 2,161,599. James A. Bowen, Neil B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2011 (UNAUDITED)

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                 THE FIRST TRUST        OTHER
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     TRUSTEESHIPS OR
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY      DIRECTORSHIPS
POSITION WITH THE FUND              SERVICE (2)                  DURING PAST 5 YEARS                 TRUSTEE       HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Three Year Term   Physician; President, Wheaton Orthopedics;         82        None
c/o First Trust Advisors L.P.                        Co-Owner and Co-Director (January 1996
120 East Liberty Drive,          o Since Fund        to May 2007), Sports Med Center for
  Suite 400                        Inception         Fitness; Limited Partner, Gundersen
Wheaton, IL 60187                                    Real Estate Limited Partnership; Member,
D.O.B.: 04/51                                        Sportsmed LLC

Thomas R. Kadlec, Trustee        o Three Year Term   President (March 2010 to Present), Senior          82        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Fund        (May 2007 to March 2010), Vice President                     Inc. and ADM
  Suite 400                        Inception         and Chief Financial Officer (1990 to May                     Investor Services,
Wheaton, IL 60187                                    2007), ADM Investor Services, Inc. (Futures                  International
D.O.B.: 11/57                                        Commission Merchant)

Robert F. Keith, Trustee         o Three Year Term   President (2003 to Present), Hibs                  82        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Fund        Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Three Year Term   President (June 2002 to Present), Covenant         82        Director of
c/o First Trust Advisors L.P.                        College                                                      Covenant
120 East Liberty Drive,          o  Since Fund                                                                    Transport Inc.
  Suite 400                         Inception
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,
President,                       o Three Year        Trustee Chief Executive Officer (December          82        None
Chairman of the Board and CEO(1)   Term and          2010 to Present), President, (until December
120 East Liberty Drive,            Indefinite        2010), First Trust Advisors L.P. and First
  Suite 400                        Officer Term      Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC (Software
D.O.B.: 09/55                    o Since Fund        Development Company/Investment Advisor) and
                                   Inception         Stonebridge Advisors LLC (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Neil B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2011 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND               LENGTH OF SERVICE                       DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         Treasurer, Chief Financial   o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Officer and Chief                                      and Chief Financial Officer, First Trust Advisors
   Suite 400            Accounting Officer           o Since Fund Inception    L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

Erin E. Chapman         Assistant Secretary          o Indefinite Term         Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                          Present), Associate Counsel (March 2006 to October
   Suite 400                                         o Since Fund Inception    2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.; Associate Attorney (November 2003
D.O.B.: 08/76                                                                  to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas          Assistant Treasurer          o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                          President (April 2007 to Present), Vice President
   Suite 400                                         o Since Fund Inception    (January 2005 to April 2007), First Trust Advisors
Wheaton, IL 60187                                                              L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Christopher R. Fallow   Assistant Vice President     o Indefinite Term         Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                          Associate (January 2005 to August 2006), First Trust
   Suite 400                                         o Since Fund Inception    Advisors L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                              Municipal Bond Trader (July 2001 to January 2005),
D.O.B.: 07/55                                                                  BondWave LLC (Software Development Company/Investment
                                                                               Advisor)

Roseanne Gatta          Assistant Secretary          o Indefinite Term         Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                          Trust Advisors L.P. and First Trust Portfolios L.P.;
   Suite 400                                         o Since March 2011        Assistant Vice President (February 2001 to July
Wheaton, IL 60187                                                              2010), PNC Global Investment Services
D.O.B.: 07/55

W. Scott Jardine        Secretary                    o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                          Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o Since Fund Inception    (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                          Present), Vice President (April 2004 to September
   Suite 400                                         o Since Fund Inception    2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch         Assistant Vice President     o Indefinite Term         Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                         o Since Fund Inception    L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                              Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                  Stanley Investment Management

Kristi A. Maher         Assistant Secretary and      o Indefinite Term         Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance Officer     o Assistant Secretary     Assistant General Counsel (March 2004 to May
Suite 400                                              Since Fund Inception    2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                    o Chief Compliance        Portfolios L.P.
D.O.B.: 12/66                                          Officer Since January
                                                       2011

-----------------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2011 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).


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FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
MacKay Shields LLC
9 West 57th Street
New York, NY  10019

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



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[BLANK BACK COVER]


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ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $9,000 for the fiscal year ended October 31, 2010 and $35,000 for the fiscal year ended October 31, 2011.

  (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $10,000 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

  (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2010 and $5,200 for the fiscal year ended October 31, 2011. These fees were for tax return preparation.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

  (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

      All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through
      (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

  (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

  (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2010 were $0 for the Registrant and $6,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2011 were $5,200 for the Registrant and $3,720 for the Registrant's investment adviser.

  (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                               MACKAY SHIELDS LLC
                      PROXY VOTING POLICIES AND PROCEDURES

1. INTRODUCTION

MacKay Shields LLC ("MacKay Shields" or the "Firm"), has adopted these "Proxy Voting Policy and Procedures" (the "Policy") to ensure the Firm's compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm's clients.

2. STATEMENT OF POLICY

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields' interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3 MacKay Shields may choose not to vote proxies under the following circumstances:

      o If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;
      o If the cost of voting the proxy outweighs the possible benefit to the client; or
      o If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3. USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDER

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., a wholly owned subsidiary of MSCI, Inc. ("ISS"), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4. PROXY VOTING GUIDELINES

4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time ("Non-Union Guidelines"). A summary of the current Non-Union Guidelines is attached as Exhibit A.

4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time ("Union Guidelines"). A summary of the current Union Guidelines is attached as Exhibit B.

4.3 For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.

4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines ("Custom Guidelines"). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5 In the event the Standard Guidelines or any client's Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a "case-by-case" basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client's specific request even if it is in a manner inconsistent with the Standard Guidelines or the client's Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client's Custom Guidelines, as the case may be. However, it is recognized that the Firm's portfolio management team has the ultimate responsibility for proxy voting.

4.8 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client's proxy in accordance with such request.

5. CLIENT ACCOUNT SET-UP AND REVIEW

5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay's Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client's proxies. Any such refusal shall be in writing.

5.2 If MacKay Shields has authority to vote a client's proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines.

5.3 In most cases, the delegation of voting authority to MacKay Shields, and the Firm's use of a third-party proxy voting service provider shall be memorialized in the client's investment management agreement.

5.4 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client's account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6.       OVERRIDING GUIDELINES

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or a ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm's clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or a ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

7.       REFERRAL OF VOTING DECISION BY ISS TO MACKAY SHIELDS

7.1 In the event that the Standard Guidelines or a client's Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard Guidelines or a client's Custom Guidelines require a "case-by-case" determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.       CONFLICTS OF INTEREST

8.1 The Firm's portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted ("Conflict").

8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

      o   Manages the issuer's or proponent's pension plan;
      o   Administers the issuer's or proponent's employee benefit plan;
      o Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
      o   Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

      o   An executive of the issuer or proponent;
      o   A director of the issuer or proponent;
      o   A person who is a candidate to be a director of the issuer;
      o   A participant in the proxy contest; or
      o   A proponent of a proxy proposal.

8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm's General Counsel ("GC") or Chief Compliance Officer ("CCO") determines that there is no potential Conflict, the GC or CCO or their designee may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

      o The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.
      o The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.
      o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.
      o Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.
      o Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9.       SECURITIES LENDING

If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields' request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.

10.      REPORTING

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client's portfolio. The report will generally contain the following information:

      o   The name of the issuer of the security;
      o   The security's exchange ticker symbol;
      o   The security's CUSIP number;
      o   The shareholder meeting date;
      o   A brief identification of the matter voted on;
      o   Whether the matter was proposed by the issuer or by a security holder;
      o Whether MacKay Shields cast its vote on the matter on behalf of the client;
      o   How MacKay Shields voted on behalf of the client; and
      o Whether MacKay Shields voted for or against management on behalf of the client.

11.      RECORD-KEEPING

Either MacKay Shields or ISS as indicated below will maintain the following records:

      o A copy of the Policy and MacKay's Standard Guidelines and Custom Guidelines;
      o A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client's custodian regarding client securities;
      o   A record of each vote cast by MacKay Shields on behalf of a client;
      o A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and
      o A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.

12. REVIEW OF VOTING AND GUIDELINES

As part of its periodic reviews, MacKay Shields' Legal/Compliance Department will conduct an annual review of the prior year's proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

13. HOW TO REQUEST INFORMATION ON HOW THE FIRM VOTED PROXIES

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed [(212)-754-9205] to MacKay Shields Client Services Department at:

         MacKay Shields LLC
         9 West 57th Street
         New York, NY 10019
         ATTN:  Client Services


ATTACHMENTS:

Exhibit A - Summary of Standard Guidelines for non-union clients

Exhibit B - Summary of Standard Guidelines for union clients (Taft-Hartley)

Schedule C - Proxy Vote Override/Decision Form

-------------------

Effective January 3, 2011


===============================================================================

                                   SCHEDULE C

                       PROXY VOTE OVERRIDE/DECISION FORM

Portfolio Manager Requesting Override/Making Decision:

______________________________________________________________________________

Portfolio Management Product Area (check one):              [_] Growth
[_] Value                         [_] International Equity  [_] Convertible
[_] Fixed (High Yield)            [_] Fixed (High Grade)

Security Issuer: _____________________________________________________________

Security's exchange ticker symbol: ___________________________________________

Cusip #: _____________________________________________________________________

# of Shares held/par amount held: ____________________________________________
Percentage of outstanding shares/par amount held: ____________________________

Type of accounts holding security:   Mutual Funds (name each fund): __________
                                     Separate Accounts (specify number): _____
                                     Other (describe): _______________________

Applicable Guidelines (check one):   [_] MacKay Standard (A or B)
                                     [_] Other (specify): ____________________
                                     [_] N/A

Shareholder/Bondholder/Lender Meeting Date: __________________________________

Response Deadline: ___________________________________________________________

Brief Description of the Matter to be Voted On:

______________________________________________________________________________

______________________________________________________________________________

Proposal Type (check one):
[_] Management Proposal
[_] Shareholder Proposal (identify proponent: _______________________________)

Recommended vote by issuer's management (check one): [_] For [_] Against [_] N/A

Recommended vote by ISS (check one): [_] For  [_] Against  [_] Abstain  [_] N/A
                                     [_] No Recommendation

Portfolio manager recommended vote (check one): [_] For [_] Against [_] Abstain

Describe in detail why you believe this override/decision is in the client's best interest (attach supporting documentation):

______________________________________________________________________________

______________________________________________________________________________

Are you aware of any relationship between the issuer, or its officers or directors, and MacKay Shields or any of its affiliates?

         [_] No           [_] Yes (describe below)
--------------------------------------------------------------------------------

Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of MacKay Shields or any of its affiliates?

         [_] No           [_] Yes (describe below)

______________________________________________________________________________

______________________________________________________________________________

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and MacKay Shields or any of its affiliates?

         [_] No           [_] Yes (describe below)

______________________________________________________________________________

______________________________________________________________________________

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and any executive officers of MacKay Shields or any of its affiliates?

         [_] No           [_] Yes (describe below)

______________________________________________________________________________

______________________________________________________________________________

Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

         [_] No           [_] Yes

If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.

______________________________________________________________________________

______________________________________________________________________________

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?

         [_] No           [_] Yes (describe below)

______________________________________________________________________________

______________________________________________________________________________

Certification:
--------------

The undersigned hereby certifies that to the best of his or her knowledge, the above statements are complete and accurate, and that such override/decision is in the client(s)' best interests without regard to the interests of MacKay Shields or any related parties.

                                                   Date: _____________________
Name: ____________________________________

Title:____________________________________


Product Head Concurrence with Override Request/Decision:
--------------------------------------------------------

                                                   Date: _____________________
Name: ____________________________________

Title:____________________________________


Legal/Compliance Action:
------------------------

       [_] Override/decision approved
       [_] Referred to Compliance Committee for Further Consideration

                                                   Date: _____________________
Name: ____________________________________

Title:____________________________________


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

INFORMATION PROVIDED AS OF JANUARY 6, 2012

MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") is a registered investment adviser founded in 1938, and serves as the sub-advisor to the Registrant. As of October 31, 2011, MacKay Shields had approximately $56.4 billion in assets under management.

DAN ROBERTS, PHD, SENIOR MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER, GLOBAL FIXED INCOME DIVISION

Mr. Roberts has 35 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields when the firm acquired the fixed income assets of Pareto Partners.

LOUIS N. COHEN, CFA, MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

Mr. Cohen has 34 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

MICHAEL KIMBLE, CFA, MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

Mr. Kimble has 28 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

TAYLOR WAGENSEIL, MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

Mr. Wagenseil has 33 years of investment experience. During his career, Mr. Wagenseil has served as a specialist in troubled loan workouts and recoveries. He headed a High Yield Commercial Paper Research department and has been a managing director of a Financial Restructuring Group. He was a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and an MBA (finance) from the Harvard Business School. Mr. Wagenseil joined MacKay Shields in October 2004 after the firm acquired the fixed income assets of Pareto Partners.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF OCTOBER 31, 2011.

                                                                                     # of Accounts
                                                                                      Managed for     Total Assets for
                                                   Total # of                       which Advisory   which Advisory Fee
   Name of Portfolio                                Accounts                        Fee is Based on     is Based on
Manager or Team Member*      Type of Accounts*       Managed       Total Assets       Performance       Performance

1.  Dan Roberts           Registered Investment      12         $ 3,865,948,567          -              $________
                          Companies:
                          Other Pooled Investment    13         $ 6,458,951,253          1              $   431,690,577
                          Vehicles:
                          Other Accounts:           168         $26,534,230,478          9              $26,534,230,478

2.  Louis Cohen           Registered Investment      12         $ 3,865,948,567          -              $________
                          Companies:
                          Other Pooled Investment    13         $ 6,458,951,253          1              $   431,690,577
                          Vehicles:
                          Other Accounts:           168         $26,534,230,478          9              $26,534,230,478

3. Michael Kimble         Registered Investment      12         $ 3,865,948,567          -              $________
                          Companies:
                          Other Pooled Investment    13         $ 6,458,951,253          1              $   431,690,577
                          Vehicles:
                          Other Accounts:           168         $26,534,230,478          9              $26,534,230,478

4.  Taylor Wagenseil      Registered Investment      12         $ 3,865,948,567          -              $________
                          Companies:
                          Other Pooled Investment    13         $ 6,458,951,253          1              $   431,690,577
                          Vehicles:
                          Other Accounts:           168         $26,534,230,478          9              $26,534,230,478

* The Portfolio Management Team utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account.

POTENTIAL CONFLICTS OF INTERESTS

Most of Mackay Shields' clients pay an investment advisory or management fee that is based on the amount of assets in the clients' accounts. These are commonly referred to as "asset-based fees". Some of Mackay Shields' clients pay fees calculated as a percentage of returns, or as a percentage of the increase in net asset value. These fees may be tied to a client-directed benchmark and may be subject to a loss carry forward. They are commonly referred to as "performance-based fees".

Managing accounts that have a performance-based fee at the same time as managing accounts that only have an asset-based fee is commonly referred to as "side-by-side management." Mackay Shields' portfolio managers may manage multiple accounts, including separate accounts, unregistered funds and registered funds, according to the same or similar investment strategies. This creates a conflict of interest by giving an incentive to favor those accounts for which Mackay Shields receives a performance-based fee because Mackay Shields will receive a higher fee if performance exceeds the applicable benchmark. Higher fees benefit Mackay Shields as well as Mackay Shields' employees because the asset-based fees and performance-based fees are included in the pool from which incentive bonuses are paid to Mackay Shields' employees. In addition, the long-term incentive plan for our senior employees is based on our company's financial results.

It is our policy not to favor the interest of one client over another. We address the conflicts of interest created by "side-by-management" by having a trade allocation policy designed so that trades are allocated among client accounts in a fair and equitable manner over time.

Regardless of their fee arrangements, when we manage accounts according to the same investment strategy, we anticipate that those accounts will generally have the same investment opportunities and be invested in the same or similar securities with the same or similar weighting. However, there are often differences in the nature or amount of securities that we buy or sell for client accounts, because of a variety of factors, including, among others:

    1.  Specific client investment objectives

    2.  Cash available in the account for investment

    3.  Client-imposed investment restrictions

    4.  Initial investment periods for new accounts

    5.  Investment restrictions that laws or regulations impose

    6.  Actual and anticipated cash inflows and outflows in client accounts

    7.  Duration and/or average maturity of the client account

    8.  Size of client account

    9.  Deal size

   10.  Current industry or issuer exposure in the client account

   11.  Rounding to whole lots (for example, 100 shares or 10,000 bonds)

   12.  Other practical limitations

We allocate securities among client accounts based on the above factors and usually do so before executing the trade. When it is impractical or not feasible to allocate prior to the execution of the trade, we will allocate the trade after the trade is executed but in no event later than the end of the day, in a fair and equitable manner among all the participating accounts, based on the above factors. In those situations in which there is a limited supply of a security, it is our general policy to make a pro rata allocation based on the original amounts targeted for the accounts. However, if in our portfolio managers' judgment the amount that would then be allocated to an account would be too small to properly manage, that account could be excluded from the pro rata allocation.

In addition, our policies include (a) that we will not permit cross trades between clients unless the portfolio manager instructing the trade deems it in the best interest of both clients at the time and obtains advance approval of the transaction, (b) a general prohibition against same day opposite direction transactions, and (c) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

Finally, Mackay Shields' Code of Ethics and other policies and procedures reinforce a manager's obligation to treat all clients fairly and equitably. These policies, procedures, and the Code are designed to restrict a portfolio manager from favoring one client over another.

(A)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS

INFORMATION PROVIDED AS OF OCTOBER 31, 2011.

MacKay Shields establishes salaries at competitive levels in an effort to attract and maintain high caliber professional employees, including the portfolio management team. In addition, short-term incentive compensation, in the form of bonus equal to a significant percentage of the firm's pre-tax profits, is paid annually to the firm's employees. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Most employees, including the portfolio management team, participate in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm.

Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value, and may be tied to a client-directed benchmark or loss carry forward. A portion of these performance-based fees forms a part of the bonus pool for all employees. Of course, there are periods in which the firm does not earn any performance fee.

Historically, long-term incentive compensation for some of MacKay Shields' senior employees, including the senior members of the portfolio management team, has been phantom stock and options of New York Life Investment Management Holdings LLC ("NYL Investments Holdings"), the immediate corporate parent of MacKay, based on the overall performance of NYL Investments Holdings. Beginning January 1, 2010, MacKay Shields adopted the MacKay Shields Equity Plan, which provides phantom stock to senior employees, including the senior members of the portfolio management team, and which replaces the prior plan for our employees. Awards under the prior plan continue to vest and pay out according to the terms of that plan.

The senior portfolio managers involved in managing the Registrant's investments have each entered into Executive Employment Agreements with MacKay Shields, which include provisions relating to base salary and incentive salary as described above. The Executive Employment Agreements are for renewable one year terms and can be terminated on 60 days' prior written notice. There is also a provision for termination by MacKay Shields for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers' employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager's ability to manage the Registrant.

 (A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF OCTOBER 31, 2011.

                                              Dollar Range of Fund Shares
                      Name                         Beneficially Owned
                   Dan Roberts                             $0
                   Taylor Wagenseil                        $0
                   Louis Cohen                      $10,001-$50,000
                   Michael Kimble                          $0


 (B)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)  Not applicable.

  (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust High Income Long/Short Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 22, 2011



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 22, 2011


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial
                          Officer and Chief Accounting Officer
                          (principal financial officer)

Date December 22, 2011

* Print the name and title of each signing officer under his or her signature.